Important Notice Regarding Change in Fund Name

Becker Equity Fund
Retail Class: BVEFX
Institutional Class: BVEIX
Supplement dated December 9, 2025 to the Summary Prospectus dated February 28, 2025

Change in the Name of the Fund

On December 6, 2025, the Board of Trustees of Professionally Managed Portfolios approved a change to the Becker Value Equity Fund (the “Fund”) name. Effective as of February 28, 2026, the Fund name is being changed to the “Becker Equity Fund.” The investment objective and the investment strategies of the Fund are not being changed in connection with the name change for the Fund and the current portfolio managers will continue to manage the Fund subject to the current investment strategies that are employed with respect to their management of the Fund.

Change in the Advisor’s Address
Effective immediately, the address of the Fund’s investment advisor, Becker Capital Management is:

Becker Capital Management, Inc.
1211 SW 5th Avenue, Suite 2600
Portland, Oregon 97204

This supplement should be retained with your Summary Prospectus for your reference.